UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2019

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Drive, Suite A Grass Valley, CA 95945
(Address of principal executive offices)

Phone: 530-205-3437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 9, 2019, we entered into an Asset Purchase Agreement with Proscere Bioscience Inc.., a Florida Corporation, and pursuant with the Asset Purchase Agreement that the Board of Directors has authorized; whereas the Board of Directors, with majority vote, has authorized that the Seller shall sell, assign and transfer all of its right, title and interest to its fixed assets and “know how” to the Buyer (collectively, the “Seller’s Assets”). The Buyer and the Seller mutually agree that Seller will assign certain assets, and provide the “Know-How”. The assets pursuant to the Exclusive Distribution & License Agreement dated 01/09/19 are valued at $3,000,000.00. As consideration for the assets and the “Know -How”, the Buyer shall issue, or cause to be issued, $3000,000.00 worth of Preferred Series A Stock (PAR $.001) three (3) days from the date of this agreement. The number of shares to be issued is 1,675,978 of the Preferred Series A stock at a price of $1.79 per share and convertible pursuant the conversion rights as specified in the Articles of Incorporation for SIML. Proscere Bioscience Inc. will become a wholly owned subsidiary of Simlatus Corporation.

Proscere Bioscience is in the business of manufacturing and distribution of agricultural products, inclusive of cold-water CBD extraction technology and aeroponic grow containers for use in commercial and private cannabis growing industries, as well as government regulated food-safety growing facilities, and commercial food distribution industries.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors appointed Baron Tennelle as a Director of Simlatus and President of Proscere Bioscience, Inc., a wholly owned subsidiary of Simlatus, effective January 9, 2019. Mr. Tennelle’s Director Agreement and Employment Agreement is an exhibit to this document. He will receive an annual salary of $45,000 paid out quarterly in either cash or stock at the current fair market value of the stock at time of conversion.

Baron Tennelle is 39 years old and attended Mesa College in San Diego, California where he studied mathematics. He attended Blackstone Career Institute in San Diego to study law under a Legal Assistant program regarding real property, torts, personal injury, contracts and partnerships. His 12 years in business has afforded him the experience in working in management positions for service oriented companies, along with sales and marketing. His recent 4 years have landed him experience as a Data Analyst for Restaurant Revolution Technologies, and a paralegal for Miller Legal Llp . Mr. Tennelle will oversee the business direction and maintain core business objectives and compliance for Proscere Bioscience.

The Board of Directors appointed Victoria Boltrick as a Director of Simlatus and Vice President of Proscere Bioscience, Inc., a wholly owned subsidiary of Simlatus, effective January 9, 2019. Ms. Boltrick’s Director Agreement and Employment Agreement is an exhibit to this document. She will receive an annual salary of $45,000 paid out quarterly in either cash or stock at the current fair market value of the stock at time of conversion.

Victoria Boltrick is 30 years old and attended Grand Valley State University in Allendale, Michigan where she studied Business Administration and continued her graduate work at the University of Tennessee in Knoxville and graduated and received a Business of Science Degree in Communications and Advertising with a minor in Business. She brings 10 years’ experience in business and marketing, and has worked with Go-Capital in providing direct marketing platforms and with The Folsom Corporation where she developed process improvements to provide security architecture for their receivable accounting systems. Ms. Boltrick will spearhead the Proscere Bioscience operations in developing distribution and marketing channels to place products.

Item 9 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement Dated 1/9/2019
10.2	Board Resolution Dated 1/9/2019
10.3	Director Agreements 1/15/2019
10.4	Employment Agreements 1/15/2019

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simlatus Corp.

Date: February 14, 2019	By:	/s/ Richard Hylen
Richard Hylen
Chairman and CEO